EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven B. Solomon, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CDSS Wind Down Inc. on Form 10-QSB for the period ended September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-QSB fairly presents in all material respects the financial condition and results of operations of CDSS Wind Down Inc.

By: /s/STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer and Acting Chief Financial Officer
November 14, 2007

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